Exhibit 10.6
                                                     ------------


                        MT INVESTORS INC.

                        STOCK OPTION PLAN


                            ARTICLE 1

                             GENERAL

     1.1  PURPOSE.  The purpose of this MT Investors Inc. Stock

Option Plan (the "Plan") is to provide for certain key employees and/or directors of MT Investors Inc., a Delaware corporation

("MT"), its successors and assigns and its subsidiaries and

affiliates (MT and such other entities, collectively, the

"Company"), an incentive (i) to join and/or remain in the service of the Company, (ii) to maintain and enhance the long-term

performance and profitability of the Company and (iii) to acquire a proprietary interest in the success of the Company.  The grant and exercise of Options under the Plan is intended to meet the requirements of Rule 16b-3 of the 1934 Act (as hereinafter

defined) at all times during which the Company and its Insiders

(as hereinafter defined) are subject to the requirements of

Section 16 of the 1934 Act.  The Options are intended to be

"performance-based" compensation under Section 162(m)(4)(C) of the Code (as hereinafter defined) at all times during which the deductibility of compensation attributable to Options could be subject to the deduction limitation of Section 162(m) of the

Code.

     1.2  DEFINITION OF CERTAIN TERMS.

          (a)  "Agreement" means an agreement issued pursuant to

Section 2.1.

          (b)  "Board" means the Board of Directors of MT.

          (c)  "Code" means the Internal Revenue Code of 1986, as

amended.

          (d)  "Committee" means the Committee appointed to

administer the Plan in accordance with Section 1.3.

          (e)  "Company" means MT, a Delaware corporation, its

successors and assigns and its subsidiaries and affiliates.

          (f)  "Common Stock" means the shares of Class A common

stock, par value $.01 per share, of MT  and, subject to Section

2.5, any other shares into which such common stock shall

thereafter be exchanged by reason of a recapitalization, merger,

consolidation, split-up, combination, exchange of shares or the like.

          (g)  "Date of Grant" means the date as of which an

Option is granted by the Committee under an Agreement.

          (h)  "Fair Market Value" per share as of a particular

date means (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last date (including the Date of

Grant) on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then traded on a national securities exchange, the average of the closing bid and asked prices for the shares of Common Stock in the over-the-counter market on which the Common Stock is

principally traded for the last date (including the Date of

Grant) on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then

listed on a national securities exchange or traded in an over-the-

counter market, such value as the Committee, in its sole

discretion, shall determine.

          (i)  "Insider" means an insider as so defined for

purposes of Section 16 of the 1934 Act.

          (j)  "1934 Act" means the Securities Exchange Act of

1934, as amended.

          (k)  "Option" means a  "nonqualified" stock option, as

described in Section 1.5, granted under the Plan.

          (l)  "Optionee" means an employee or director of the

Company who has been awarded any Option under this Plan.

          (m)  The terms "parent corporation" and "subsidiary

corporation" as used herein shall have the meaning given those terms in Sections 424(e) and (f) of the Code, respectively.  A corporation shall be deemed a parent or a subsidiary only for such periods during which the requisite ownership relationship is maintained.

          (n)  "Plan" means this MT Investors Inc.  Stock Option

Plan.

          (o)  "Termination With Cause," with respect to any

Optionee, means termination by the Company of such Optionee's employment or directorship for: (i) misappropriation of corporate funds, (ii) conviction of a felony or a crime involving moral turpitude, (iii) failure to comply with  directions of the Chief

Executive Officer of the Company or other superiors of the

Optionee or the Board of Directors of the Company, or (iv) gross negligence or willful misconduct.

     1.3  ADMINISTRATION.

          (a)  Subject to Section 1.3(e), the Plan shall be

administered by a Committee of the Board which shall consist of at least two members of the Board and which shall have the power of the Board to authorize awards under the Plan.  At all times during which MT and its Insiders are subject to the requirements of Section 16 of the 1934 Act, all members of the Committee shall be "Non-Employee Directors" as described in Rule 16b-3 of the

1934 Act.  From and after MT's  first stockholder meeting at which directors are elected in the year 1998, all members of the

Committee shall be "outside directors" for purposes of Section

162(m) of the Code.  The members of the Committee shall be

appointed by, and may be changed from time to time in the

discretion of, the Board.

          (b)  The Committee shall have the authority to (i)

exercise all of the powers granted to it under the Plan, (ii)

construe, interpret and implement the Plan and any Agreement executed pursuant to Section 2.1, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, (iv) make all determinations necessary or advisable in administering the Plan,

(v) correct any defect, supply any omission and reconcile any inconsistency in the Plan and (vi) grant Options on such terms,

not inconsistent with the Plan, as it shall determine.

          (c)  The determination of the Committee on all matters

relating to the Plan or any Agreement shall be conclusive.

          (d)  No member of the Committee shall be liable for any

action or determination made in good faith with respect to the

Plan or any award thereunder.

          (e)  Notwithstanding anything to the contrary contained

herein:  (i) until the Board shall appoint the members of the

Committee, the Plan shall be administered by the Board; and (ii)

the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan.  In either of the

foregoing events, the term "Committee" as used herein shall be deemed to mean the Board.

     1.4  PERSONS ELIGIBLE FOR AWARDS.  Awards under the Plan may be made from time to time to such key employees and directors of the Company as the Committee shall in its sole discretion select;

provided, however, that subject to Section 3.4, the Committee may not award Options to any such employee with respect to more than

150,000 shares of Common Stock in any fiscal year during the term of the Plan.  The Committee may condition the grant of Options on the prospective Optionee owning shares of Common Stock.

     1.5  TYPES OF AWARDS UNDER THE PLAN.  Awards may be made

under the Plan in the form of stock options which shall be

"nonqualified" stock options, all as more fully set forth in

Article 2.

     1.6  SHARES AVAILABLE FOR AWARDS.

          (a)  Subject to Section 3.4 (relating to adjustments

upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which Options may be outstanding under the Plan shall be equal to the excess (if any)

of (i) 333,117  shares over (ii) the sum of (A) the number of shares subject to outstanding Options granted under the Plan and

(B) the number of shares previously issued  pursuant to the

exercise of Options granted under the Plan.  In accordance with

(and without limitation upon) the preceding sentence, but subject to the requirements of Rule 16b-3 of the 1934 Act, if applicable,

shares of Common Stock covered by Options granted under the Plan which expire or terminate for any reason shall again become

available for award under the Plan.

          (b)  Shares that are issued upon the exercise of

Options awarded under the Plan shall be authorized and unissued or treasury shares of Common Stock.

          (c)  Without limiting the generality of the preceding

provisions of this Section 1.6, the Committee may, but solely with the Optionee's consent, agree to cancel any award of Options under the Plan and issue new Options in substitution therefor,

provided that the Options as so substituted shall satisfy all of the requirements of the Plan as of the date such new Options are awarded.

     1.7  OPTION PRICE.  The exercise price of each share of

Common Stock subject to an Option shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the Date of Grant.



                            ARTICLE 2

                          STOCK OPTIONS

     2.1  AGREEMENTS EVIDENCING STOCK OPTIONS.

          (a)  Options awarded under the Plan shall be evidenced

by Agreements which shall not be inconsistent with the terms and provisions of the Plan, and which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable.  Without limiting the generality of the foregoing, the

Committee may in any Agreement impose such restrictions or

conditions upon the exercise of such Options or upon the sale or other disposition of the shares of Common Stock issuable upon exercise of such Options as the Committee may in its sole

discretion determine.  By accepting an award pursuant to the Plan each Optionee shall thereby agree that each such award shall be subject to all of the terms and provisions of the Plan,

including, but not limited to, the provisions of Section 1.3(d).

          (b)  Each Agreement shall set forth the number of

shares of Common Stock subject to the Option granted thereby.

          (c)  Each Agreement relating to Options shall set forth

the amount payable by the Optionee to MT  upon exercise of the

Option evidenced thereby, subject to adjustment by the Committee to reflect changes in capitalization as contemplated by Section

3.4.

     2.2  TERM OF OPTIONS.

          (a)  Each Agreement shall set forth the period during

which the Option evidenced thereby shall be exercisable, whether in whole or in part, and any vesting provisions applicable to the

Option, such terms to be determined by the Committee in its

discretion.

          (b)  Each Agreement shall set forth such other terms

and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

     2.3  EXERCISE OF OPTIONS.  Subject to the provisions of this

Article 2, each Option granted under the Plan shall be

exercisable as follows:

          (a)  An Option shall become exercisable at such times

and subject to such conditions as the applicable Agreement may provide;

          (b)  Unless the applicable Agreement otherwise

provides, an Option granted under the Plan may be exercised from time to time as to all or part of the shares as to which such

Option shall then be exercisable;

          (c)  An Option shall be exercised by the filing of a

written notice of exercise with MT, on such form and in such manner as the Committee shall in its sole discretion prescribe;

and

          (d)  Any written notice of exercise of an Option shall

be accompanied by payment of the exercise price for the shares being purchased.  Such payment shall be made by certified or official bank check payable to MT (or the equivalent thereof,

including shares of Common Stock, as may be acceptable to the

Committee).  As soon as practicable after receipt of such

payment, MT shall deliver to the Optionee a certificate or

certificates for the shares of Common Stock so purchased.

     2.4  TERMINATION OF OPTIONS.

          (a)  Notwithstanding anything to the contrary in this

Plan, except as the Agreement may otherwise provide and as set forth in Section 2.4(b) and Section 2.4(d), Options granted to an

Optionee (and already vested but not yet exercised) shall

terminate on the date which is 45 days after termination of his employment with the Company for any reason (other than death or disability, in which case the Options shall terminate on the date which is 180 days after the date of such termination).

          (b)  Notwithstanding anything to the contrary in this

Plan, all Options granted to an Optionee shall immediately expire and cease to be exercisable and all rights granted to an Optionee under this Plan and such Optionee's Agreement shall immediately expire in the event of a Termination With Cause of the Optionee by the Company at any time.

          (c)  Unless the applicable Agreement expressly provides

otherwise, Options awarded to Optionees under the terms of the

Plan will be exercisable only in accordance with the following:

               (i)  Options shall not be exercisable until the

fifth anniversary of the Date of Grant; provided, however, that

Options shall be fully vested in the event of a Transaction (as defined herein) which does not also constitute a Non-Control

Transaction (as defined herein); and provided further, that from and after the effective date of an underwritten initial public offering of a class of common stock of the Company pursuant to an effective registration statement, Options will be exercisable in accordance with the following vesting schedule:


                                        PERCENTAGE OF TOTAL
                                        SHARES SUBJECT TO OTION
                                        VESTING ON EFFECTIVE
IF PUBLIC OFFERING DATE OCCURS          DATE OF PUBLIC OFFERING

On or after the first but before
the second anniversary of the
Date of Grant                                       20%

On or after the second but before
the third anniversary of the Date
of Grant                                            40%

On or after the third but before
the fourth anniversary of the Date
of Grant                                            60%

On or after the fourth but
before the fifth anniversary of
the Date of Grant                                   80%

On the fifth anniversary of
the Date of Grant                                  100%

Thereafter, twenty percent of the total number of shares subject to the Options shall vest on each anniversary of the Date of

Grant.  The Committee may modify this vesting schedule in any manner that it deems appropriate in any Agreement, and may

provide different vesting schedules in different Agreements in its sole discretion.  Except as set forth in an Agreement or as the Committee in its sole discretion may determine, in the event that an Optionee's employment with the Company is terminated for any reason prior to the date on which the Optionee's right to exercise the Options has fully vested pursuant to this Section

2.4(c), the Options will immediately cease to be exercisable with respect to any and all shares which have not vested as of the date of such termination.

          (d)  If at the time an Optionee's employment with the

Company is terminated for any reason (including, but not limited to, death or disability), the Common Stock is not publicly traded on a national securities exchange or over-the-counter market, the

Company at its election, on giving ten days' written notice to the Optionee, may (i) repurchase any and all shares of Common

Stock then owned by the Optionee which were previously acquired by the Optionee through exercise of Options granted under this

Plan and (ii) cancel any Options which have vested under the terms of this Plan but have not been exercised subject to payment of the purchase price described below.  The purchase price

payable by the Company to the Optionee on exercise of its right to repurchase under (d)(i) above will be the Fair Market Value of the Common Stock held by the Optionee which is being repurchased,

determined as of the date of the repurchase.  The purchase price payable by the Company to Optionee on exercise of the right to cancel vested but unexercised Options under (d)(ii) above will be the excess of the Fair Market Value of the shares of Common Stock subject to the Options in question determined as of the date of the cancellations over the aggregate exercise price of such

shares.

     2.5  In the event of a Non-Control Transaction (as

hereinafter defined), (A) all outstanding Options shall remain outstanding and subject to the terms and conditions of the Plan,

including the vesting schedule contained in Section 2.4(c), and

(B) each Optionee shall be entitled to receive in respect of each share of Common Stock subject to the Option, upon exercise of such Option after the vesting thereof, the same amount and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Non-Control Transaction in respect of a share.  In the event of a Transaction (as hereinafter defined), each outstanding

Option shall vest, and, as of the date of the occurrence of the

Transaction (the "Transaction Date"), the Company shall have the right to cancel any or all Options which have not been exercised as of the Transaction Date, subject to the payment of the

purchase price described below.  The purchase price payable by the Company to the Optionee upon the cancellation of each vested and non-vested but unexercised Option will be the Fair Market

Value of the Common Stock underlying each such Option determined as of the Transaction Date less the aggregate exercise price of each such Option.  The Fair Market Value will be determined in good faith by the Board based on the value being paid to or

received by the holders of Common Stock in such Transaction for their shares of Common Stock.

     "Transaction" means (i) the approval by stockholders of the liquidation or dissolution of MT, (ii) a sale or other

disposition of 51% or more of the outstanding voting stock of MT,

(iii) the merger or consolidation of MT with or into any entity,

or (iv) a sale or other disposition of substantially all of the assets of MT; provided, however, that the term "Transaction"

shall exclude each transaction which is a "Non-Control

Transaction."

     "Non-Control Transaction" means (i) any Transaction which

AEA Investors Inc. and/or its affiliates own, directly or

indirectly, a majority of the outstanding shares of voting stock of the purchasing or surviving entity, as applicable, (ii) a merger or consolidation of MT following which those persons who owned directly or indirectly a majority of the outstanding shares of voting stock immediately prior to such merger or consolidation will own directly or indirectly a majority of the outstanding shares of voting stock of the surviving corporation, (iii) a sale or other disposition of capital stock of MT which those persons who owned directly or indirectly a majority of the outstanding shares of voting stock immediately prior to such sale will own directly or indirectly a majority of the outstanding shares of voting stock of the purchasing entity, (iv) a sale or other

disposition of substantially all of the assets of MT to an

affiliate, or (v) an initial public offering of MT or the

Company, including any related mergers, consolidation, asset transfer or similar transactions.

     2.6  RULE 16b-3.  Notwithstanding anything in the Plan to

the contrary, the Plan shall be administered, and Options shall be granted and exercised, in accordance with the 1934 Act and,

specifically, Rule 16b-3 thereof.



                            ARTICLE 3

                          MISCELLANEOUS



     3.1  AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS.

          (a)  The Board may, without stockholder approval,

suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall impair any rights or obligations under any award theretofore made under the Plan without the consent of the person to whom such award was made, provided, further, that an amendment which requires

stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of

stockholders.

          (b)  With the consent of the Optionee and subject to

the terms and conditions of the Plan (including Section 3.1(a)),

the Committee may amend outstanding Agreements with such

Optionee, for example, to (i) accelerate the time or times at which an Option may be exercised or (ii) extend the scheduled expiration date of the Option.

     3.2  NONASSIGNABILITY.  No right granted to any Optionee

under the Plan or under any Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution.  During the life of the Optionee, all rights

granted to the Optionee under the Plan or under any Agreement shall be exercisable only by him.

     3.3  WITHHOLDING OF TAXES.  (a)  The Company shall be

entitled to withhold from any payments to an Optionee an amount sufficient to satisfy any federal, state and other governmental tax required to be withheld in connection with an Option.

Whenever under the Plan an Option is granted or shares of Common

Stock are to be delivered upon exercise of an Option, the Company shall be entitled to require as a condition of grant or delivery that the Optionee remit an amount sufficient to satisfy all

federal, state and other governmental tax withholding

requirements related thereto.

     3.4  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  If and to

the extent specified by the Committee, the number of shares of

Common Stock or other stock or securities which may be issued pursuant to the exercise of Options granted under the Plan and the exercise price of Options may be appropriately adjusted for any increase or decrease in the number of issued shares of Common

Stock resulting from the subdivision or combination of shares of

Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by MT; provided,

however, that any Options to purchase fractional shares of Common

Stock resulting from any such adjustment shall be eliminated.

Adjustments under this Section 3.4 shall be made by the

Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and

conclusive.

     3.5  RIGHT OF DISCHARGE RESERVED.  Nothing in this Plan or in any Agreement shall confer upon any employee or other person the right to continue in the employment or service of the Company or affect any right which the Company may have to terminate the employment or service of such employee or other person.

     3.6  NO RIGHTS AS A STOCKHOLDER.  No Optionee or other

person holding an Option shall have any of the rights of a

stockholder of MT with respect to shares subject to an Option until the issuance of a stock certificate to him for such shares.

Except as otherwise provided in Section 3.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     3.7  NATURE OF PAYMENTS.

          (a)  Any and all payments of shares of Common Stock or

cash hereunder shall be granted, transferred or paid in

consideration of services performed by the Optionee for the

Company.

          (b)  All such grants, issuances and payments shall

constitute a special incentive payment to the Optionee and shall not, unless otherwise determined by the Committee, be taken into account in computing the amount of salary or compensation of the

Optionee for the purposes of determining any pension, retirement,

death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or (ii) any

agreement between the Company and the Optionee.

     3.8  NON-UNIFORM DETERMINATIONS.  The Committee's

determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Committee shall be entitled, among other things,

to make non-uniform and selective determinations, and to enter into non-uniform and selective Agreements, as to (i) the persons to receive awards under the Plan and (ii) the terms and

provisions of awards under the Plan.

     3.9  OTHER PAYMENTS OR AWARDS.  Nothing contained in the

Plan shall be deemed in any way to limit or restrict the Company or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     3.10 RESTRICTIONS.

          (a)  If the Committee shall at any time determine that

any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other

rights thereunder or the taking of any other action thereunder

(each such action being hereinafter referred to as a "Plan

Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.  Without limiting the generality of the foregoing, if (i) the Committee is entitled under the Plan to make any payment in cash, Common Stock or both and (ii) the Committee determines that a Consent is

necessary or desirable as a condition of, or in connection with,

payment in any one or more of such forms, the Committee shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner aforesaid.

          (b)  The term "Consent" as used herein with respect to

any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii)

any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or

desirable to comply with the terms of any such listing,

registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other

regulatory bodies.

     3.11 SECTION HEADINGS.  The section headings contained

herein are for the purposes of convenience only and are not

intended to define or limit the contents of said sections.

     3.12 INTERPRETATION.  Unless expressly stated in the

relevant Agreement, each Option is intended to be performance-

based compensation within the meaning of Section 162(m)(4)(c) and the Committee shall interpret the Plan accordingly.

     3.13 EFFECTIVE DATE AND TERM OF PLAN.

          (a)  This Plan shall be adopted and become effective

upon its adoption by the Board.

          (b)  The Plan shall terminate 10 years after its

adoption by the Board, and no awards shall thereafter be made under the Plan.  Notwithstanding the foregoing, all awards made under the Plan prior to the date on which the Plan terminates shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the

Plan.